Exhibit 13.2

CERTIFICATION PURSUANT TO
18 U.S.C. § 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annual report of Mountain Province Diamonds Inc. (the "Company") on Form 20-F for the year ended March 31, 2008, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Jennifer Dawson, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: June 30, 2008

/s/ Jennifer Dawson
Jennifer Dawson Title: Chief Financial Officer and Corporate Secretary